UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
August 28, 2014
Steadfast Apartment REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-191049	36-4769184
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant's telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.
Property Acquisitions
On August 28, 2014 (the “Closing Date”), Steadfast Apartment REIT, Inc. (the “Company”) acquired, (1) a 260-unit multifamily residential community located in Austin, Texas, commonly known as Club at Summer Valley (the “Summer Valley Property”), and (2) a 304-unit multifamily residential community located in Austin, Texas, commonly known as Terrace Cove (the “Terrace Cove Property”). The Summer Valley Property and the Terrace Cove Property were acquired from the same third-party seller (the “Seller”).
Acquisition of the Summer Valley Property
On the Closing Date, the Company, through STAR Summer Valley, LLC (“STAR Summer Valley”), an indirect wholly-owned subsidiary of the Company, acquired from the Seller a fee simple interest in the Summer Valley Property.
STAR Summer Valley acquired the Summer Valley Property for an aggregate purchase price of $21,500,000, exclusive of closing costs. STAR Summer Valley financed the payment of the purchase price for the Summer Valley Property with a combination of (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $15,050,000 (the “SV Loan”) from Berkadia Commercial Mortgage LLC (“Berkadia”), pursuant to the requirements of the Fannie Mae Multifamily Delegated Underwriting and Servicing Loan Program (the “Fannie Mae Program”), as evidenced by the Multifamily Loan and Security Agreement (the “SV Loan Agreement”) and the Multifamily Note (the “SV Note” and, together with the SV Loan Agreement, the SV Mortgage, the SV Environmental Indemnity and the SV Guaranty, each described below, the “SV Loan Documents”). For additional information on the terms of the SV Loan and SV Loan Documents, see Item 2.03 below.
The Summer Valley Property was constructed in 1983 and consists of 12 two- and three-story garden-style residential buildings, 2 two-story townhouse-style residential buildings, three one-story cottage-style residential buildings and a clubhouse/leasing office situated on an approximately 9-acre site. The garden-style property is comprised of 204 one-bedroom units and 56 two-bedroom units that average 741 square feet with an average monthly rent of $836. Apartment amenities at the Summer Valley Property include private balconies/patios. Select units also have double stainless steel sinks, brushed nickel faucets, pantries, exterior storage, walk-in closets, vaulted ceilings, sunrooms, wood burning fireplaces and washer/dryer connections. Property amenities at the Summer Valley Property include a swimming pool, barbecue area with grills, a 24-hour fitness center, a clubhouse, a laundry facility and a dog park. As of August 25, 2014, the Summer Valley Property was approximately 98% occupied.
An acquisition fee of approximately $215,000 was earned by Steadfast Apartment Advisor, LLC, the Company’s advisor (the “Advisor”), in connection with the acquisition of the Summer Valley Property. A financing coordination fee of approximately $150,500 was earned by the Advisor in connection with the financing of the Summer Valley Property.
The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Acquisition of the Terrace Cove Property
On the Closing Date, the Company, through STAR Terrace Cove, LLC (“STAR Terrace Cove”), an indirect wholly-owned subsidiary of the Company, acquired from the Seller a fee simple interest in the Terrace Cove Property.
STAR Terrace Cove acquired the Terrace Cove Property for an aggregate purchase price of $23,500,000, exclusive of closing costs. STAR Terrace Cove financed the payment of the purchase price for the Terrace Cove Property with a combination of (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $16,450,000 (the “TC Loan”) from Berkadia pursuant to the Fannie Mae Program, as evidenced by the Multifamily Loan and Security Agreement (the “TC Loan Agreement”) and the Multifamily Note (the “TC Note” and, together with the TC Loan Agreement, the TC Mortgage, the TC Environmental Indemnity and the TC Guaranty, each described below, the “TC Loan Documents”). For additional information on the terms of the TC Loan and TC Loan Documents, see Item 2.03 below.
The Terrace Cove Property was constructed in 1986 and consists of 21 one-, two- and three-story garden-style residential buildings and a clubhouse/leasing office situated on an approximately 12.8-acre site. The garden-style property is comprised of 180 one-bedroom units and 124 two-bedroom units that average 712 square feet with an average monthly rent of $794. Apartment amenities at the Terrace Cove Property include European cabinetry, linen closets and washer/dryer connections. In addition, select units have pantries, exterior storage, walk-in closets, vaulted ceilings, built-in bookcases and wood-burning fireplaces. Property amenities at the Terrace Cove Property include a swimming pool and limestone sundeck, hot tubs, a barbecue area, a 24-hour fitness center, a clubhouse and two laundry facilities. As of August 25, 2014, the Terrace Cove Property was approximately 98% occupied.
An acquisition fee of approximately $235,000 was earned by the Advisor in connection with the acquisition of the Terrace Cove Property. A financing coordination fee of approximately $164,500 was earned by the Advisor in connection with the financing of the Terrace Cove Property.
The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Property Management
Management of the Summer Valley Property
On the Closing Date, STAR Summer Valley and Steadfast Management Company, Inc. (“Steadfast Management”), an affiliate of the Advisor, entered into a Property Management Agreement (the “SV Management Agreement”) pursuant to which Steadfast Management serves as the exclusive leasing agent and manager of the Summer Valley Property. Pursuant to the SV Management Agreement, STAR Summer Valley is to pay Steadfast Management a monthly management fee in an amount equal to 3.0% of the Summer Valley Property’s gross collections (as defined in the SV Management Agreement) for such month. The SV Management Agreement has an initial term that expires on August 28, 2015 and will continue thereafter on a month-to-month basis unless either party gives 60 days prior written notice of its desire to terminate the SV Management Agreement. STAR Summer Valley may terminate the SV Management Agreement at any time upon 30 days prior written notice to SV Steadfast Management in the event of the gross negligence, willful misconduct or bad acts of Steadfast Management or any of Steadfast Management’s employees. Either party may terminate the SV Management Agreement due to a material breach of the other party’s obligations under the SV Management Agreement that remains uncured for 30 days after notification of such breach.
STAR Summer Valley also entered into a Construction Management Services Agreement (the “SV Construction Services Agreement”) with Pacific Coast Land & Construction, Inc. (“PCL”), an affiliate of the Advisor. Pursuant to the SV Construction Services Agreement, PCL will provide construction management services with respect to capital improvements and renovations from time to time for the Summer Valley Property for a fee in an amount equal to 8% of the total cost of the improvements and 12% of the total cost of renovations. The SV Construction Services Agreement may be terminated by either party with 30 days prior written notice to the other party.
The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.5 and 10.6 to this Current Report on Form 8-K and incorporated herein by reference.
Management of the Terrace Cove Property
On the Closing Date, STAR Terrace Cove and Steadfast Management entered into a Property Management Agreement (the “TC Management Agreement”) pursuant to which Steadfast Management serves as the exclusive leasing agent and manager of the Terrace Cove Property. Pursuant to the TC Management Agreement, STAR Terrace Cove is to pay TC Steadfast Management a monthly management fee in an amount equal to 3.0% of the Terrace Cove Property’s gross collections (as defined in the TC Management Agreement) for such month. The TC Management Agreement has an initial term that expires on August 28, 2015 and will continue thereafter on a month-to-month basis unless either party gives 60 days prior written notice of its desire to terminate the TC Management Agreement. STAR Terrace Cove may terminate the TC Management Agreement at any time upon 30 days prior written notice to TC Steadfast Management in the event of the gross negligence, willful misconduct or bad acts of Steadfast Management or any of Steadfast Management’s employees. Either party may terminate the TC Management Agreement due to a material breach of the other party’s obligations under the TC Management Agreement that remains uncured for 30 days after notification of such breach.

STAR Terrace Cove also entered into a Construction Management Services Agreement (the “TC Construction Services Agreement”) with PCL. Pursuant to the TC Construction Services Agreement, PCL will provide construction management services with respect to capital improvements and renovations from time to time for the Terrace Cove Property for a fee in an amount equal to 8% of the total cost of the improvements and 12% of the total cost of renovations. The TC Construction Services Agreement may be terminated by either party with 30 days prior written notice to the other party.
The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.7 and 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Property Loans
Summer Valley Property Loan
In connection with the acquisition of the Summer Valley Property, STAR Summer Valley borrowed $15,050,000 from Berkadia pursuant to the SV Loan Agreement. The SV Loan has a 120-month term with a maturity date of September 1, 2024 (the “SV Maturity Date”). STAR Summer Valley paid a loan origination fee of $120,400 to Berkadia in connection with the SV Loan.
Interest on the outstanding principal balance of the SV Loan accrues at an initial rate of 2.135%, and an interest payment of $26,776 is due and payable on October 1, 2014. Beginning October 1, 2014 and continuing until the SV Maturity Date, a monthly interest payment on the outstanding principal balance of the SV Loan that will accrue at the one-month London Interbank Offered Rate (“LIBOR”) plus 1.98%, as further described in the SV Loan Agreement, will be due and payable on the first day of each month. In addition, beginning on October 1, 2018 and continuing until the SV Maturity Date, a monthly payment of principal in the amount of $22,686 is due and payable on the first date of each month. The entire outstanding principal balance and any accrued and unpaid interest on the SV Loan is due and payable in full on the SV Maturity Date.
STAR Summer Valley may voluntarily prepay all of the unpaid principal balance of the SV Loan and all accrued interest thereon and other sums due to Berkadia under the SV Loan Documents following the first year of the SV Loan, provided that STAR Summer Valley provides Berkadia with prior notice of such prepayment and pays a prepayment fee, all in accordance with the terms of the SV Loan Agreement.
The performance of the obligations of STAR Summer Valley under the SV Loan is secured by a Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Texas) with respect to the Summer Valley Property (the “SV Mortgage”). Additionally, pursuant to an Assignment of Management Agreement, STAR Summer Valley assigned all of its rights under the SV Management Agreement to Berkadia upon an event of default under the SV Loan Documents.
In connection with the acquisition of the Summer Valley Property, STAR Summer Valley also entered into an Environmental Indemnity Agreement (the “SV Environmental Indemnity”), pursuant to which STAR Summer Valley agreed to indemnify, defend and hold harmless Berkadia and certain other parties identified in the SV Environmental Indemnity, from and against all actions, damages, claims or other liabilities that Berkadia or such other parties may suffer or incur as a result of, among other things, (1) the actual or alleged presence of certain hazardous substances on or under the Summer Valley Property or any other property from which hazardous materials derived or allegedly derived from the Summer Valley Property, (2) any actual or alleged violation of any environmental laws applicable to the Summer Valley Property, (3) any breach of any representation or warranty made in the SV Environmental Indemnity by STAR Summer Valley, (4) any failure by STAR Summer Valley to perform any of its obligations under the SV Environmental Indemnity, (5) any remedial work as defined in the SV Environmental Indemnity or (6) the existence or alleged existence of any prohibited activity or condition as defined in the SV Environmental Indemnity.
The Company entered into a Guaranty of Non-Recourse Obligations (the “SV Guaranty”) in connection with the SV Loan. The Company absolutely, unconditionally and irrevocably guaranteed to Berkadia the full and prompt payment and performance when due of all amounts for which STAR Summer Valley is personally liable under the SV Loan Documents, in addition to all costs and expenses incurred by Berkadia in enforcing such SV Guaranty.

The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.9, 10.10, 10.11 10.12, 10.13 and 10.14 to this Current Report on Form 8-K and incorporated herein by reference.
Terrace Cove Property Loan
In connection with the acquisition of the Terrace Cove Property, STAR Terrace Cove borrowed $16,450,000 from Berkadia pursuant to the TC Loan Agreement. The TC Loan has a 120-month term with a maturity date of September 1, 2024 (the “TC Maturity Date”). STAR Terrace Cove paid a loan origination fee of $131,600 to Berkadia in connection with the TC Loan.
Interest on the outstanding principal balance of the TC Loan accrues at an initial rate of 2.135%, and an interest payment of $29,267 is due and payable on October 1, 2014. Beginning October 1, 2014 and continuing until the TC Maturity Date, a monthly interest payment on the outstanding principal balance of the TC Loan that will accrue at the one-month LIBOR plus 1.98%, as further described in the TC Loan Agreement, will be due and payable on the first day of each month. In addition, beginning on October 1, 2018 and continuing until the TC Maturity Date, a monthly payment of principal in the amount of $24,796 is due and payable on the first date of each month. The entire outstanding principal balance and any accrued and unpaid interest on the TC Loan is due and payable in full on the TC Maturity Date.
STAR Terrace Cove may voluntarily prepay all of the unpaid principal balance of the TC Loan and all accrued interest thereon and other sums due to Berkadia under the TC Loan Documents following the first year of the TC Loan, provided that STAR Terrace Cove provides Berkadia with prior notice of such prepayment and pays a prepayment fee, all in accordance with the terms of the TC Loan Agreement.
The performance of the obligations of STAR Terrace Cove under the TC Loan is secured by a Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Texas) with respect to the Terrace Cove Property (the “TC Mortgage”). Additionally, pursuant to an Assignment of Management Agreement, STAR Terrace Cove assigned all of its rights under the TC Management Agreement to Berkadia upon an event of default under the TC Loan Documents.
In connection with the acquisition of the Terrace Cove Property, STAR Terrace Cove also entered into an Environmental Indemnity Agreement (the “TC Environmental Indemnity”), pursuant to which STAR Terrace Cove agreed to indemnify, defend and hold harmless Berkadia and certain other parties identified in the TC Environmental Indemnity, from and against all actions, damages, claims or other liabilities that Berkadia or such other parties may suffer or incur as a result of, among other things, (1) the actual or alleged presence of certain hazardous substances on or under the Terrace Cove Property or any other property from which hazardous materials derived or allegedly derived from the Terrace Cove Property, (2) any actual or alleged violation of any environmental laws applicable to the Terrace Cove Property, (3) any breach of any representation or warranty made in the TC Environmental Indemnity by STAR Terrace Cove, (4) any failure by STAR Terrace Cove to perform any of its obligations under the TC Environmental Indemnity, (5) any remedial work as defined in the TC Environmental Indemnity or (6) the existence or alleged existence of any prohibited activity or condition as defined in the TC Environmental Indemnity.
The Company entered into a Guaranty of Non-Recourse Obligations (the “TC Guaranty”) in connection with the TC Loan. The Company absolutely, unconditionally and irrevocably guaranteed to Berkadia the full and prompt payment and performance when due of all amounts for which STAR Terrace Cove is personally liable under the TC Loan Documents, in addition to all costs and expenses incurred by Berkadia in enforcing such TC Guaranty.

The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.15, 10.16, 10.17 10.18, 10.19 and 10.20 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
On September 4, 2014, the Company distributed a press release announcing the completion of the acquisition of the Summer Valley Property and the Terrace Cove Property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01    Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
Because it is impracticable to provide the required financial statements for the acquisition of the real properties described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.
(b) Pro Forma Financial Information.
See Paragraph (a) above.

(d) Exhibits.

Exhibit	Description

10.1
Purchase and Sale Agreement and Joint Escrow Instructions, made and entered into as of July 15, 2014, by and between Steadfast Asset Holdings, Inc. and Stonemark S/SV, LP and Fidelity National Title Insurance Company in its capacity as escrow holder

10.2	Assignment and Assumption of Purchase Agreement, dated as of August 28, 2014, by and between Steadfast Asset Holdings, Inc. and STAR Summer Valley, LLC

10.3
Purchase and Sale Agreement and Joint Escrow Instructions, made and entered into as of July 15, 2014, by and between Steadfast Asset Holdings, Inc. and Stonemark S/SV, LP and Fidelity National Title Insurance Company in its capacity as escrow holder

10.4	Assignment and Assumption of Purchase Agreement, dated as of August 28, 2014, by and between Steadfast Asset Holdings, Inc. and STAR Terrace Cove, LLC

10.5	Property Management Agreement, made and entered into as of August 28, 2014, by and between Steadfast Management Company, Inc. and STAR Summer Valley, LLC

10.6	Construction Management Services Agreement entered into as of August 28, 2014, by and between STAR Summer Valley, LLC and Pacific Coast Land & Construction, Inc.

10.7	Property Management Agreement, made and entered into as of August 28, 2014, by and between Steadfast Management Company, Inc. and STAR Terrace Cove, LLC

10.8	Construction Management Services Agreement entered into as of August 28, 2014, by and between STAR Terrace Cove, LLC and Pacific Coast Land & Construction, Inc.

10.9	Multifamily Loan and Security Agreement (Non-Recourse), dated as of August 28, 2014, by and between STAR Summer Valley, LLC and Berkadia Commercial Mortgage LLC

10.10	Multifamily Note, effective as of August 28, 2014, by STAR Summer Valley, LLC in favor of Berkadia Commercial Mortgage LLC

10.11
Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Texas), dated as of August 28, 2014, by STAR Summer Valley, LLC to and for the benefit of Berkadia Commercial Mortgage LLC

10.12	Assignment of Management Agreement, dated as of August 28, 2014, by and among STAR Summer Valley, LLC, Berkadia Commercial Mortgage LLC and Steadfast Management Company, Inc.

10.13	Environmental Indemnity, dated as of August 28, 2014, by STAR Summer Valley, LLC to and for the benefit of Berkadia Commercial Mortgage LLC

10.14	Guaranty of Non-Recourse Obligations, dated as of August 28, 2014, by Steadfast Apartment REIT, Inc. to and for the benefit of Berkadia Commercial Mortgage LLC

10.15	Multifamily Loan and Security Agreement (Non-Recourse), dated as of August 28, 2014, by and between STAR Terrace Cove, LLC and Berkadia Commercial Mortgage LLC

10.16	Multifamily Note, effective as of August 28, 2014, by STAR Terrace Cove, LLC in favor of Berkadia Commercial Mortgage LLC

10.17
Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Texas), dated as of August 28, 2014, by STAR Terrace Cove, LLC to and for the benefit of Berkadia Commercial Mortgage LLC

10.18	Assignment of Management Agreement, dated as of August 28, 2014, by and among STAR Terrace Cove, LLC, Berkadia Commercial Mortgage LLC and Steadfast Management Company, Inc.

10.19	Environmental Indemnity, dated as of August 28, 2014, by STAR Terrace Cove, LLC to and for the benefit of Berkadia Commercial Mortgage LLC

10.20	Guaranty of Non-Recourse Obligations, dated as of August 28, 2014, by Steadfast Apartment REIT, Inc. to and for the benefit of Berkadia Commercial Mortgage LLC

99.1	Press release, dated September 4, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT, INC.

Date:	September 4, 2014	By:	/s/ Kevin J. Keating
Kevin J. Keating
Treasurer

EXHIBIT INDEX

Exhibit	Description

10.1
Purchase and Sale Agreement and Joint Escrow Instructions, made and entered into as of July 15, 2014, by and between Steadfast Asset Holdings, Inc. and Stonemark S/SV, LP and Fidelity National Title Insurance Company in its capacity as escrow holder

10.2	Assignment and Assumption of Purchase Agreement, dated as of August 28, 2014, by and between Steadfast Asset Holdings, Inc. and STAR Summer Valley, LLC

10.3
Purchase and Sale Agreement and Joint Escrow Instructions, made and entered into as of July 15, 2014, by and between Steadfast Asset Holdings, Inc. and Stonemark S/SV, LP and Fidelity National Title Insurance Company in its capacity as escrow holder

10.4	Assignment and Assumption of Purchase Agreement, dated as of August 28, 2014, by and between Steadfast Asset Holdings, Inc. and STAR Terrace Cove, LLC

10.5	Property Management Agreement, made and entered into as of August 28, 2014, by and between Steadfast Management Company, Inc. and STAR Summer Valley, LLC

10.6	Construction Management Services Agreement entered into as of August 28, 2014, by and between STAR Summer Valley, LLC and Pacific Coast Land & Construction, Inc.

10.7	Property Management Agreement, made and entered into as of August 28, 2014, by and between Steadfast Management Company, Inc. and STAR Terrace Cove, LLC

10.8	Construction Management Services Agreement entered into as of August 28, 2014, by and between STAR Terrace Cove, LLC and Pacific Coast Land & Construction, Inc.

10.9	Multifamily Loan and Security Agreement (Non-Recourse), dated as of August 28, 2014, by and between STAR Summer Valley, LLC and Berkadia Commercial Mortgage LLC

10.10	Multifamily Note, effective as of August 28, 2014, by STAR Summer Valley, LLC in favor of Berkadia Commercial Mortgage LLC

10.11
Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Texas), dated as of August 28, 2014, by STAR Summer Valley, LLC to and for the benefit of Berkadia Commercial Mortgage LLC

10.12	Assignment of Management Agreement, dated as of August 28, 2014, by and among STAR Summer Valley, LLC, Berkadia Commercial Mortgage LLC and Steadfast Management Company, Inc.

10.13	Environmental Indemnity, dated as of August 28, 2014, by STAR Summer Valley, LLC to and for the benefit of Berkadia Commercial Mortgage LLC

10.14	Guaranty of Non-Recourse Obligations, dated as of August 28, 2014, by Steadfast Apartment REIT, Inc. to and for the benefit of Berkadia Commercial Mortgage LLC

10.15	Multifamily Loan and Security Agreement (Non-Recourse), dated as of August 28, 2014, by and between STAR Terrace Cove, LLC and Berkadia Commercial Mortgage LLC

10.16	Multifamily Note, effective as of August 28, 2014, by STAR Terrace Cove, LLC in favor of Berkadia Commercial Mortgage LLC

10.17
Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Texas), dated as of August 28, 2014, by STAR Terrace Cove, LLC to and for the benefit of Berkadia Commercial Mortgage LLC

10.18	Assignment of Management Agreement, dated as of August 28, 2014, by and among STAR Terrace Cove, LLC, Berkadia Commercial Mortgage LLC and Steadfast Management Company, Inc.

10.19	Environmental Indemnity, dated as of August 28, 2014, by STAR Terrace Cove, LLC to and for the benefit of Berkadia Commercial Mortgage LLC

10.20	Guaranty of Non-Recourse Obligations, dated as of August 28, 2014, by Steadfast Apartment REIT, Inc. to and for the benefit of Berkadia Commercial Mortgage LLC

99.1	Press release, dated September 4, 2014